SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





                         Date of Report: April 21, 2000





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





     Mississippi                    0-22606                    64-0665423
                                                             (IRS Employer
State of Incorporation)      Commission File Number        Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601)445-5576








                                                         1


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                                       BRITTON & KOONTZ CAPITAL CORPORATION
                                                  AND SUBSIDIARY


                                                       INDEX

Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          BRITTON & KOONTZ CAPITAL CORPORATION




March 21, 2000                            /s/ W. Page Ogden
                                          W. Page Ogden

                                          President and Chief Executive Officer

                                                  Exhibits Index

Exhibit
Number          Item

20              Other Documents or Statements to Security Holders


                Press Release Dated April 19, 2000